UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2026

Onconetix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Share Exchange Agreement

As previously disclosed, on February 11, 2026, Onconetix, Inc., a Delaware corporation (“Onconetix” or “Buyer”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among (i) Onconetix, (ii) Realbotix Corp., a company existing under the laws of the Province of Ontario (“Parent”), (iii) Simulacra Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the “Seller”), and (iv) Realbotix, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Seller (“Realbotix”). Unless otherwise defined herein, the capitalized terms used below are defined in the Share Exchange Agreement.

On November 4, 2026, Onconetix, Parent, the Seller, and Realbotix (the “Parties”) entered into the First Amendment to the Share Exchange Agreement (the “First Amendment”). Pursuant to the First Amendment, the Parties agreed that (i) if the Net Cash is less than $12.5 million and the Parties proceed with Closing, then the Seller will own 95% of the Fully Diluted Shares of the Buyer; (ii) the definition of Net Cash includes cash, cash equivalents and the unpaid principal balance and accrued interest outstanding as of the Closing under that certain Grid Promissory Note, dated September 11, 2026, between Buyer and Parent and (iii) the End Date shall be extended to March 31, 2027.

This section describes the material provisions of the First Amendment but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is attached hereto as Exhibit 2.1.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward-looking statements (including, without limitation, the anticipated benefits and opportunities that may be generated by the proposed transaction described herein) are based on Onconetix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the Share Exchange Agreement; the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all, including the failure to timely obtain stockholder approval for the proposed transaction from Onconetix’s stockholders, if at all; risks related to Onconetix’s continued listing on Nasdaq until closing of the proposed transaction; the outcome of any legal proceedings that may be instituted against Realbotix, Onconetix, or the combined company; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all; the possibility that the vision, goals, and trajectory of the combined company are not timely achieved or realized or achieved or realized at all; the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; the diversion of management’s attention from ongoing business operations and opportunities; changes in Onconetix’s stock price before closing; and other factors that may affect future results of Realbotix, Onconetix, or the combined company. Onconetix does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in Onconetix’s Annual Report on Form 10-K filed with the SEC on March 13, 2026 (the “10-K”) and periodic reports filed with the SEC on or after the date thereof. All of Onconetix’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date hereof.

Additional Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Realbotix and Onconetix. In connection with the proposed transaction, Onconetix intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the common stock to be issued by Onconetix in connection with the proposed transaction. The Registration Statement will include a proxy statement of Onconetix and a prospectus of Onconetix (the “Proxy Statement/Prospectus”), and each of Realbotix and Onconetix may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Proxy Statement/Prospectus will be sent to the stockholders of Onconetix to seek their approval of the proposed transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other relevant documents that Realbotix or Onconetix has filed or will file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF ONCONETIX ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REALBOTIX, ONCONETIX, THE PROPOSED TRANSACTION, AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other relevant documents filed by Realbotix and Onconetix with the SEC, may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov. The information on Realbotix or Onconetix’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Realbotix, Onconetix and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Onconetix, their ownership of Onconetix common stock, and Onconetix’s transactions with related persons is set forth in the 10-K and definitive proxy statement for Onconetix’s 2026 annual meeting of stockholders, as filed with the SEC on October 7, 2026, and other documents that may be filed from time to time with the SEC. Additional information about the directors and executive officers of Realbotix and Onconetix and other persons who may be deemed to be participants in the solicitation of stockholders of Onconetix in connection with the proposed transaction and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus related to the proposed transaction or other relevant materials, which will be filed with the SEC. These documents may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov and from Onconetix using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	First Amendment to the Share Exchange Agreement, dated November 4, 2026, by and among Onconetix, Inc., Realbotix, LLC, Realbotix Corp, and Simulacra Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

November 5, 2026	By:	/s/ David A. White
	Name:	David A. White
	Title:	Chief Executive Officer

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